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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2002


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         1-12001                25-1792394
 ----------------------------            -----------         -------------------
 (State or other jurisdiction            (Commission            (IRS Employer
  of incorporation)                      File Number)        Identification No.)


          1000 Six PPG Place, Pittsburgh, Pennsylvania     15222-5479
          --------------------------------------------     ----------
          (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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ITEM 5. OTHER EVENTS.

         On November 14, 2002, Allegheny Technologies Incorporated issued a press release regarding dividends, a copy of which is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      The following exhibits are furnished as part of this report:

         Exhibit 99.1    Press Release dated November 14, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLEGHENY TECHNOLOGIES INCORPORATED



                                      By: /s/ Jon D. Walton
                                          ------------------------------
                                          Jon D. Walton
                                          Senior Vice President,
                                          Chief Legal and Administrative Officer


Dated:  November 14, 2002



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                                  EXHIBIT INDEX


Exhibit 99.1         Press Release dated November 14, 2002.





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